UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2026

AMCOR PLC

(Exact name of registrant as specified in its charter)

Jersey	001-38932	98-1455367
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

83 Tower Road North
Warmley, Bristol
United Kingdom	BS30 8XP
(Address of principal executive offices)	(Zip Code)

+44 117 9753200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.05 per share	AMCR	New York Stock Exchange
1.125% Guaranteed Senior Notes Due 2027	AUKF/27	New York Stock Exchange
5.450% Guaranteed Senior Notes Due 2029	AMCR/29	New York Stock Exchange
3.200% Guaranteed Senior Notes Due 2029	AUKF/29	New York Stock Exchange
3.950% Guaranteed Senior Notes Due 2032	AMCR/32	New York Stock Exchange
3.750% Guaranteed Senior Notes Due 2033	AUKF/33	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Amcor plc (the “Company”) held its Annual General Meeting of Shareholders (the “Annual Meeting”) on November 11, 2026. As of the record date for the Annual Meeting, there were 462,345,690 shares of the Company outstanding and entitled to vote, of which the holders of 358,061,114 shares were represented in person or by proxy at the Annual Meeting. The results of the items voted on at the Annual Meeting are set forth below:

1.	The shareholders re-elected ten directors for a term continuing until the 2027 annual general meeting of shareholders. The vote was as follows:

Director	Votes For	Votes Against	Abstentions	Broker Non-Votes
Nicholas T. Long (Tom)	329,655,115	1,510,972	2,618,476	24,276,551
Stephen E. Sterrett	329,794,009	1,358,148	2,632,406	24,276,551
Peter Konieczny	330,448,990	703,129	2,632,444	24,276,551
Achal Agarwal	323,954,879	6,992,353	2,837,331	24,276,551
Susan Carter	330,497,905	671,244	2,615,414	24,276,551
Graham Chipchase CBE	330,470,748	672,730	2,641,085	24,276,551
Jonathan F. Foster	328,556,755	2,588,060	2,639,748	24,276,551
Lucrèce Foufopoulos-De Ridder	319,071,010	12,088,377	2,625,176	24,276,551
James T. Glerum, Jr.	328,400,071	2,740,563	2,643,929	24,276,551
Jill A. Rahman	326,489,570	4,665,320	2,629,673	24,276,551

2.	The shareholders ratified the appointment of PricewaterhouseCoopers LLP, as the Company’s independent registered public accounting firm for the period ending December 31, 2026. The vote was 354,729,395 for, 3,114,080 against, and 217,639 abstentions. There were no broker non-votes.

3.	The shareholders approved, by non-binding, advisory vote, the Company’s executive compensation. The vote was 262,651,523 for, 67,958,121 against, and 3,174,919 abstentions. There were 24,276,551 broker non-votes.

4.	The shareholders approved the renewal of the Company’s authorization to repurchase its ordinary shares and CHESS depositary interests. The vote was 332,452,039 for, 24,713,027 against, and 896,048 abstentions.

5.	The shareholders approved the Amcor plc 2026 Omnibus Management Share Plan. The vote was 324,165,484 for, 6,581,100 against, and 3,037,979 abstentions. There were 24,276,551 broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMCOR PLC

Date	November 12, 2026	/s/ Damien Clayton
		Name:	Damien Clayton
		Title:	Company Secretary